     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 9, 2001

                                                    REGISTRATION NO. 333-
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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                            SHAMROCK LOGISTICS, L.P.
             (Exact name of registrant as specified in its charter)

             DELAWARE                             4610                            74-2958817
 (State or other jurisdiction of      (Primary Standard Industrial             (I.R.S. Employer
  incorporation or organization)      Classification Code Number)            Identification No.)

                           6000 NORTH LOOP 1604 WEST
                         SAN ANTONIO, TEXAS 78249-1112
                                 (210) 592-2000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------

                              CURTIS V. ANASTASIO
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           6000 NORTH LOOP 1604 WEST
                            SAN ANTONIO, TEXAS 78249
                                 (210) 592-2000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                                   Copies to:

                 ANDREWS & KURTH L.L.P.                                     BAKER BOTTS L.L.P.
                 600 TRAVIS, SUITE 4200                               ONE SHELL PLAZA, 910 LOUISIANA
                  HOUSTON, TEXAS 77002                                     HOUSTON, TEXAS 77002
                     (713) 220-4200                                           (713) 229-1234
                ATTN: GISLAR DONNENBERG                                   ATTN: JOSHUA DAVIDSON

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
    If any of the securities registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [X] 333-43668
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

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                                                             PROPOSED MAXIMUM        PROPOSED MAXIMUM
     TITLE OF EACH CLASS OF            AMOUNT TO BE           OFFERING PRICE            AGGREGATE               AMOUNT OF
  SECURITIES TO BE REGISTERED         REGISTERED(1)         PER COMMON UNIT(2)      OFFERING PRICE(2)      REGISTRATION FEE(3)
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
Common Units representing
  limited partnership
  interests.....................        5,175,000                 $24.50                $2,587,500               $646.88
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

(1) Includes Common Units issuable upon exercise of the Underwriters' over-allotment option.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o).

(3) The registrant previously paid a registration fee of $25,502.40 upon the initial filing of the registration statement on Form S-1 (333-43668) (the "Initial Registration Statement") August 14, 2000. An additional $5,606.25 was paid upon the filing of Amendment No. 4 to the Initial Registration Statement on February 28, 2001 and an additional $1,293.75 upon the filing of Amendment No. 5 to the Initial Registration Statement on March 29, 2001. The additional fee of $646.88 was calculated pursuant to Rule 457(o) by multiplying the $2,587,500 increase in the maximum aggregate offering price by the current SEC fee.
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                                EXPLANATORY NOTE

     This registration statement is being filed with respect to the registration of additional Common Units representing limited partner interests in Shamrock Logistics, L.P., a Delaware limited partnership, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the registration statement on Form S-1 (Registration No. 333-43668) filed by Shamrock Logistics, L.P. with the Securities and Exchange Commission on August 14, 2000, as amended by Amendment No. 1 thereto filed on October 11, 2000, Amendment No. 2 thereto filed on November 6, 2000, Amendment No. 3 thereto filed on December 19, 2000, Amendment No. 4 thereto filed on February 28, 2001 and Amendment No. 5 thereto filed on March 29, 2001 which was declared effective on April 9, 2001 are incorporated herein by reference.

     The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on April 9, 2001.

                                            SHAMROCK LOGISTICS, L.P.

                                            By: RIVERWALK LOGISTICS, L.P.
                                                its general partner

                                            By: SHAMROCK LOGISTICS GP, LLC

                                            By: /s/ CURTIS V. ANASTASIO
                                            ------------------------------------
                                            Name: Curtis V. Anastasio
                                            Title:  President, Chief Executive
                                                    Officer and
                                                    Director

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                      SIGNATURE                                      TITLE                        DATE
                      ---------                                      -----                        ----

                          *                            Chairman of the Board
-----------------------------------------------------
                  William R. Klesse

               /s/ CURTIS V. ANASTASIO                 President, Chief Executive Officer    April 9, 2001
-----------------------------------------------------    and Director (Principal
                 Curtis V. Anastasio                     Executive Officer)

                          *                            Chief Accounting and Financial
-----------------------------------------------------    Officer and Director (Principal
                    Steven Blank                         Accounting and Financial
                                                         Officer)

                          *                            Director
-----------------------------------------------------
                Timothy J. Fretthold

                          *                            Director
-----------------------------------------------------
                  Robert S. Shapard

             By: /s/ CURTIS V. ANASTASIO
  -------------------------------------------------
                 Curtis V. Anastasio
                  Attorney-in-fact
                Dated: April 9, 2001

                               INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          1.1*           -- Form of Underwriting Agreement
          3.1*           -- Certificate of Limited Partnership of Shamrock Logistics,
                            L.P.
          3.2*           -- Certificate of Amendment to Certificate of Limited
                            Partnership of Shamrock Logistics, L.P.
          3.3*           -- Form of Second Amended and Restated Agreement of Limited
                            Partnership of Shamrock Logistics, L.P. (included as
                            Appendix A to the Prospectus)
          3.4*           -- Certificate of Limited Partnership of Shamrock Logistics
                            Operations, L.P.
          3.5*           -- Certificate of Amendment to Certificate of Limited
                            Partnership of Shamrock Logistics Operations, L.P.
          3.6*           -- Form of Second Amended and Restated Agreement of Limited
                            Partnership of Shamrock Logistics Operations, L.P.
          3.7*           -- Certificate of Limited Partnership of Riverwalk
                            Logistics, L.P.
          3.8*           -- Agreement of Limited Partnership of Riverwalk Logistics,
                            L.P.
          3.9*           -- Certificate of Formation of Shamrock Logistics GP, LLC
          3.10*          -- Amended and Restated Limited Liability Company Agreement
                            of Shamrock Logistics GP, LLC
          5.1            -- Opinion of Andrews & Kurth L.L.P. as to the legality of the securities being registered
          8.1            -- Opinion of Andrews & Kurth L.L.P. relating to tax matters
         10.1*           -- Credit Agreement dated as of December 15, 2000 among
                            Shamrock Logistics Operations, L.P., the Lenders party
                            thereto, and The Chase Manhattan Bank, as Administrative
                            Agent, Royal Bank of Canada, as Syndication Agent,
                            Suntrust Bank, as Documentation Agent, Chase Securities
                            Inc., as Arranger
         10.2*           -- Form of Contribution Agreement
         10.3*           -- Form of Shamrock Logistics GP, LLC Long-Term Incentive
                            Plan
         10.4*           -- Form of Shamrock Logistics GP, LLC Short-Term Incentive
                            Plan
         10.5*           -- Employment Agreement (Curtis V. Anastasio), as amended by
                            Amendment No. 1 and Amendment No. 2
         10.6*           -- Form of Pipelines and Terminals Usage Agreement
         10.7*           -- Form of Omnibus Agreement
         10.8*           -- Form of Services Agreement
         10.9*           -- Form of Shamrock Logistics GP, LLC Intermediate-Term
                            Incentive Plan
         10.10*          -- First Amendment to Credit Agreement dated as of February
                            23, 2001
         21.1*           -- List of subsidiaries of Shamrock Logistics, L.P.
         23.1            -- Consent of Arthur Andersen LLP
         23.2            -- Consent of Andrews & Kurth L.L.P. (contained in Exhibit
                            5.1 and 8.1)
         24.1*           -- Powers of Attorney (included on the signature page)
         27.1*           -- Financial Data Schedule

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* Incorporated by reference to the like number exhibit filed with the registrant's registration statement on Form S-1 (SEC File No. 333-43668).